FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 1, 2004

KAISER ALUMINUM & CHEMICAL
CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware (State of incorporation)	1-3605 (Commission File Number)	94-0928288 (I.R.S. Employer Identification Number)

5847 San Felipe, Suite 2500 Houston, Texas (Address of Principal Executive Offices)	77057-3268 (Zip Code)

(713) 267-3777
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On October 6, 2004, Kaiser Aluminum & Chemical Corporation (“KACC” or the “Company”), a wholly owned subsidiary of Kaiser Aluminum Corporation (“Kaiser”), issued a press release regarding the execution on October 5, 2004 of an Intercompany Settlement Agreement by the Company and the Unsecured Creditors Committee in the form attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

     On October 1, 2004, KACC completed its previously announced sale of its interests in and related to its 100%-owned alumina smelter located in Gramercy, Louisiana (“Gramercy”) and its interests in and related to its 49%-owned affiliate Kaiser Jamaica Bauxite Company (“KJBC”) to Gramercy Alumina LLC and St. Ann Bauxite Company, which are jointly owned by Century Aluminum Company (“Century”) and Noranda, Inc. (“Noranda”), for gross sales proceeds of approximately $23.0 million. The sales proceeds amount is subject to certain closing and post-closing adjustments. The arms-length process that led to the sale of Gramercy and KJBC is described in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004.

     The Gramercy alumina smelter has an annual production capacity of 1,250,000 tons.** KJBC mines bauxite from land which is subject to a long-term lease granted by the Government of Jamaica. A substantial majority of the bauxite mined by KJBC is refined into alumina at Gramercy and the remainder is sold. Additional information regarding Gramercy and KJBC is provided in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

     The Company and its affiliates have the following other material business relationships with Century and Noranda:

•	Century is partially owned by Glencore AG (“Glencore”). Glencore was the ultimate purchaser of the Company’s interests in and related to Alumina Partners of Jamaica, which transaction closed on July 1, 2004. Glencore has also entered an agreement with the Company and an affiliate whereby an affiliate of Glencore will make a qualifying bid of at least $400 million in respect of the Company’s and its affiliate’s sale of their interests in and related to Queensland Alumina Ltd.

•	The Company and its affiliates have historically engaged in a wide variety of commercial transactions with Glencore, Century and Noranda and their respective affiliates in the ordinary course of business.

The Company issued a press release regarding the transaction in the form attached hereto as Exhibit 99.2, which press release is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     ( b ) Pro forma financial information

*	Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2004

*	Unaudited Pro Forma Statement of Consolidated Income (Loss) for the six months ended June 30, 2004

*	Unaudited Pro Forma Statement of Consolidated Income (Loss) for the year ended December 31, 2003

*	Unaudited Pro Forma Statement of Consolidated Income (Loss) for the year ended December 31, 2002

*	Unaudited Pro Forma Statement of Consolidated Income (Loss) for the year ended December 31, 2001

*	Notes to Unaudited Pro Forma Consolidated Financial Statements

     ( c ) Exhibits

*	2.1 Purchase Agreement, dated as of May 17, 2004

*	99.1 Press Release dated October 6, 2004

*	99.2 Press Release dated October 4, 2004

*	Included with this filing. Schedules are omitted from the purchase agreement filed as Exhibit 2.1; however, the Company will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

**	All references to tons in this report refer to metric tons of 2,204.6.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM & CHEMICAL CORPORATION (Registrant)
	By:	/s/ Daniel D. Maddox
Dated: October 6, 2004		Daniel D. Maddox
Vice President and Controller

INDEX TO PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2004

Unaudited Pro Forma Statement of Consolidated Income (Loss) for the six months ended June 30, 2004

Unaudited Pro Forma Statement of Consolidated Income (Loss) for the year ended December 31, 2003

Unaudited Pro Forma Statement of Consolidated Income (Loss) for the year ended December 31, 2002

Unaudited Pro Forma Statement of Consolidated Income (Loss) for the year ended December 31, 2001

Notes to Unaudited Pro Forma Consolidated Financial Statements

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

     The accompanying unaudited pro forma consolidated balance sheet as of June 30, 2004, and the related unaudited pro forma statements of consolidated income (loss) for the six months ended June 30, 2004 and the years ended December 31, 2003, 2002 and 2001 have been prepared to present the consolidated financial position and consolidated results of operations of Kaiser Aluminum & Chemical Corporation (“KACC” or the “Company”) as if the sale of the Company’s interests in and related to its subsidiary’s 100% -owned alumina smelter located in Gramercy, Louisiana (“Gramercy”) and its interests in and related to its 49%-owned affiliate, Kaiser Jamaica Bauxite Company (“KJBC”), had occurred at the end of the indicated period in the case of the unaudited pro forma consolidated balance sheet and at the beginning of each period in the case of the unaudited pro forma statements of consolidated income (loss).

     The unaudited pro forma consolidated balance sheet and pro forma statements of consolidated income (loss) are based on the assumptions and estimates described in Note 3 to the unaudited pro forma consolidated financial statements. The pro forma statements of consolidated income (loss) exclude any gains or losses on the sale of the Company’s interests in and related to Gramercy and KJBC, and any other non-recurring charges or benefits (such as interest income) attributable to the transaction. These statements do not purport to be indicative of the financial position or results of operations of the Company as of such date or for such periods, nor are they indicative of future results. Furthermore, these pro forma statements do not reflect changes which may occur as a result of activities after the sale of the Company’s interests in and related to Gramercy and KJBC and other matters.

KAISER ALUMINUM & CHEMICAL CORPORATION AND SUBSIDIARY
COMPANIES(DEBTOR-IN-POSSESSION)
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2004
(In millions of dollars)

				Remove
		Business To Be	Pro Forma	Alpart Discontinued
	Historical	Disposed	Adjustments	Operations	Pro Forma
			(Note 3)	(Note 2)
Current assets:
Cash and cash equivalents	$26.5	$.5	$—	$—	$26.0
Receivables:
Trade	128.2	24.9	—	—	103.3
Other	26.0	2.2	—	—	23.8
Inventories	176.8	26.8	—	—	150.0
Prepaid expenses and other current assets	28.1	1.7	—	—	26.4
Discontinued operations’ current assets	84.6	—	—	(84.6)	—

Total current assets	470.2	56.1	—	(84.6)	329.5
Investments in and advances to unconsolidated affiliates	61.5	5.9	—	—	55.6
Property, plant, and equipment — net	270.0	5.8	—	—	264.2
Restricted proceeds from sale of interests	—	—	23.0	297.9	320.9
Other assets	522.9	3.2	—	—	519.7
Discontinued operations’ long-term assets	300.6	—	—	(300.6)	—

Total	$1,625.2	$71.0	$23.0	$(87.3)	$1,489.9

Liabilities not subject to compromise - Current liabilities:
Accounts payable	$121.2	$28.8	$—	$—	$92.4
Accrued interest	.9	—	—	—	.9
Accrued salaries, wages, and related expenses	35.5	5.3	—	—	30.2
Accrued postretirement medical benefit obligation - current portion	8.1	—	—	—	8.1
Other accrued liabilities	77.6	3.4	—	—	74.2
Payable to affiliates	54.2	11.0	—	—	43.2
Long-term debt — current portion	1.2	—	—	—	1.2
Discontinued operations’ current liabilities	47.0	—	—	(47.0)	—

Total current liabilities	345.7	48.5	—	(47.0)	250.2
Long-term liabilities	58.9	2.3	—	—	56.6
Long-term debt	2.2	—	—	—	2.2
Discontinued operations’ long-term liabilities	139.9	—	—	(139.9)	—

Total	546.7	50.8	—	(186.9)	309.0
Liabilities subject to compromise	2,833.4	21.4	—	—	2,812.0
Minority interests	14.4	—	—	—	14.4
Stockholders’ equity (deficit):
Preference Stock	.7	—	—	—	.7
Common stock	15.4	—	—	—	15.4
Additional capital	2,454.0	—	—	—	2,454.0
Accumulated deficit	(1,941.4)	(1.2)	23.0	99.6	(1,817.6)
Accumulated other comprehensive income (loss)	(106.3)	—	—	—	(106.3)
Less: Note receivable from parent	(2,191.7)	—	—	—	(2,191.7)

Total stockholders’ equity (deficit)	(1,769.3)	(1.2)	23.0	99.6	(1,645.5)

Total	$1,625.2	$71.0	$23.0	$(87.3)	$1,489.9

The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of these statements.

KAISER ALUMINUM & CHEMICAL CORPORATION AND SUBSIDIARY COMPANIES
(DEBTOR-IN-POSSESSION)
UNAUDITED PRO FORMA STATEMENTS OF CONSOLIDATED INCOME (LOSS)
FOR THE SIX MONTHS ENDED JUNE 30, 2004
(In millions of dollars)

	Historical,As	Business To Be	Forma
	Adjusted	Disposed	Adjustments	Pro Forma
			(Note 3)
Net sales	$658.4	$146.8	$.7	$510.9

Costs and expenses:
Cost of products sold	621.9	148.5	3.2	470.2
Depreciation and amortization	13.8	.2	—	13.6
Selling, administrative, research and development, and general	43.5	1.8	—	41.7
Other operating charges (benefits), net	31.9	(1.1)	—	33.0

Total costs and expenses	711.1	149.4	3.2	558.5

Operating income (loss)	(52.7)	(2.6)	(2.5)	(47.6)
Other income (expense):
Interest expense	(4.1)	—	—	(4.1)
Reorganization items	(18.9)	—	—	(18.9)
Other — net	4.2	.2	—	4.0

Income (loss) before income taxes, minority interests and discontinued operations	(71.5)	(2.4)	(2.5)	(66.6)
Provision for income taxes	(14.6)	(5.8)	—	(8.8)
Minority interests	1.0	—	—	1.0

Loss from continuing operations	$(85.1)	$(8.2)	$(2.5)	$(74.4)

The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of these statements.

KAISER ALUMINUM & CHEMICAL CORPORATION AND SUBSIDIARY COMPANIES
(DEBTOR-IN-POSSESSION)
UNAUDITED PRO FORMA STATEMENTS OF CONSOLIDATED INCOME (LOSS)
FOR THE YEAR ENDED DECEMBER 31, 2003
(In millions of dollars)

	Historical, As	Business To Be	Pro Forma
	Adjusted	Disposed	Adjustments	Pro Forma
	(Note 2)		(Note 3)
Net sales	$1,098.7	$240.2	$5.3	$853.2

Costs and expenses:
Cost of products sold	1,140.0	278.2	6.8	855.0
Depreciation and amortization	56.6	23.5	—	33.1
Selling, administrative, research and development, and general	98.6	5.6	—	93.0
Other operating charges (benefits), net	511.0	368.1	—	142.9

Total costs and expenses	1,806.2	675.4	6.8	1,124.0

Operating loss	(707.5)	(435.2)	(1.5)	(270.8)
Other income (expense):
Interest expense	(9.6)	(.5)	—	(9.1)
Reorganization items	(27.0)	—	—	(27.0)
Other — net	(6.5)	(.3)	—	(6.2)

Loss before income taxes and minority interests	(750.6)	(436.0)	(1.5)	(313.1)
Provision for income taxes	(14.2)	(7.7)	—	(6.5)
Minority interests	3.2	—	—	3.2

Net loss	$(761.6)	$(443.7)	$(1.5)	$(316.4)

The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of these statements.

KAISER ALUMINUM & CHEMICAL CORPORATION AND SUBSIDIARY COMPANIES
(DEBTOR-IN-POSSESSION)
UNAUDITED PRO FORMA STATEMENTS OF CONSOLIDATED INCOME (LOSS)
FOR THE YEAR ENDED DECEMBER 31, 2002
(In millions of dollar)

	Historical, As	Business To Be	Pro Forma
	Adjusted	Disposed	Adjustments	Pro Forma
	(Note 2)		(Note 3)
Net sales	$1,251.4	$213.5	$19.6	$1,018.3

Costs and expenses:
Cost of products sold	1,153.3	202.6	4.9	945.8
Depreciation and amortization	76.0	23.7	—	52.3
Selling, administrative, research and development, and general	123.6	3.5	—	120.1
Other operating charges (benefits), net	250.3	1.1	—	249.2

Total costs and expenses	1,603.2	230.9	4.9	1,367.4

Operating income (loss)	(351.8)	(17.4)	14.7	(349.1)
Other income (expense):
Interest expense	(19.4)	(.4)	—	(19.0)
Reorganization items	(33.3)	—	—	(33.3)
Other — net	(1.4)	(.4)	—	(1.0)

Income (loss) before income taxes and minority interests	(405.9)	(18.2)	14.7	(402.4)
Provision for income taxes	(19.8)	(18.3)	—	(1.5)
Minority interests	.2	—	—	.2

Net income (loss)	$(425.5)	$(36.5)	$14.7	$(403.7)

The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of these statements.

KAISER ALUMINUM & CHEMICAL CORPORATION AND SUBSIDIARY COMPANIES
(DEBTOR-IN-POSSESSION)
UNAUDITED PRO FORMA STATEMENTS OF CONSOLIDATED INCOME (LOSS)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In millions of dollars)

	Historical, As	Business To Be	Pro Forma
	Adjusted	Disposed	Adjustments	Pro Forma
	(Note 2)		(Note 3)
Net sales	$1,471.4	$237.6	$11.5	$1,222.3

Costs and expenses:
Cost of products sold	1,385.8	278.5	12.8	1,094.5
Depreciation and amortization	75.5	23.1	—	52.4
Selling, administrative, research and development, and general	101.0	4.1	—	96.9
Other operating charges (benefits), net	(171.9)	7.5	—	(179.4)

Total costs and expenses	1,390.4	313.2	12.8	1,064.4

Operating income (loss)	81.0	(75.6)	(1.3)	157.9
Other income (expense):
Interest expense	(106.6)	(.3)	—	(106.3)
Gain on sale of interest in QAL	163.6	—	—	163.6
Other — net	(34.8)	(2.8)	19.0	(51.0)

Income (loss) before income taxes and minority interests	103.2	(78.7)	17.7	164.2
Provision for income taxes	(553.1)	(16.9)	—	(536.2)
Minority interests	(1.0)	—	—	(1.0)

Net income (loss)	$(450.9)	$(95.6)	$17.7	$(373.0)

The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of these statements.

KAISER ALUMINUM & CHEMICAL CORPORATION AND SUBSIDIARY COMPANIES
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(In millions of dollars)

The following notes set forth the explanations and assumptions used in preparing the unaudited pro forma consolidated balance sheet as of June 30, 2004, and the related unaudited pro forma statements of consolidated income (loss) for the six months ended June 30, 2004 and the years ended December 31, 2003, 2002 and 2001.

The unaudited pro forma consolidated financial statements are based on the assumptions and estimates described in Note 3. These statements do not purport to be indicative of the financial position and results of operations of the Company as of such date or for such periods, nor are they indicative of future results. Furthermore, these pro forma financial statements do not reflect anticipated changes which may occur as a result of activities after the sale of the Company’s interests in and related to Gramercy and KJBC and other matters.

These unaudited pro forma financial statements have been prepared using the accounting policies and procedures that the Company uses for its consolidated reporting. Such policies and procedures are outlined in Note 2 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

1. Background

As previously disclosed, the Company expects it will emerge from its Chapter 11 proceedings primarily as a fabricated products company. Accordingly, in light of this strategy, KACC began exploring the sale of its commodity assets in the latter part of 2003 including the sale of its interests in and related to Gramercy and KJBC. Pursuant to this program, the Company has already completed the sale of its fully curtailed primary aluminum smelters in the State of Washington (Mead and Tacoma) and its interest in and related to Alumina Partners of Jamaica (“Alpart”), which was sold on July 1, 2004. Gramercy and KJBC were sold jointly given their significant integration.

KACC owned a 49% interest in KJBC and the Government of Jamaica owned the remaining 51% interest. KACC held its interest in KJBC through a wholly owned subsidiary, Kaiser Bauxite Corporation (“KBC”), which was one of KACC’s subsidiaries that filed a petition for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Code”) in January 2003. KJBC did not file a petition for reorganization. KACC and KBC had the authority from the U.S. Bankruptcy Court for the District of Delaware (the “Court”) to fund KJBC’s cash requirements in the ordinary course of business. The Government of Jamaica granted KACC a mining lease for the mining of bauxite which will, at a minimum, satisfy the bauxite requirements of the Gramercy alumina smelter so that it will be able to produce at its current rated capacity (1,250,000 tons) until 2020. KJBC mined bauxite from land which is subject to the mining lease as an agent for KACC. Although KACC (through KBC) owned 49% of KJBC, it was entitled to, and generally took, all of the bauxite output. The Government of Jamaica agreed to grant KACC an additional bauxite mining lease which will be effective upon the expiration of the current lease in 2020 and will enable the Gramercy alumina smelter to produce at its rated capacity for an additional ten year period.

2. Presentation

The accompanying unaudited pro forma statements of consolidated income (loss) and unaudited pro forma consolidated balance sheet present the financial position and results of operations of the Company as if the transaction described in Note 3 had occurred at the end of the indicative period in the case of the unaudited pro forma balance sheet and at the beginning of the periods in the case of the unaudited pro forma statements of consolidated income (loss).

The Company has previously filed a Current Report on Form 8-K to reflect the effects of the sale of the Company’s interests in and related to Alpart as of July 1, 2004. For purposes of the preparation of the accompanying pro forma statements of consolidated income (loss) for the years ended December 31, 2003, 2002 and 2001, the historical financial statements included in this filing, consistent with the as adjusted balances from the previously filed Current Report on Form 8-K, reflect the pro forma effects of the disposition of the Company’s interests in and related to Alpart. To be consistent with the pro forma statements of consolidated income (loss), which reflect Alpart as if it had been disposed of, an adjustment has been made to the pro forma consolidated balance to treat the Alpart-related balances (which were included in the historical balance sheet as Discontinued Operations) as if the sale of Alpart had occurred at the balance sheet date. See the Company’s Current Report on Form 8-K, dated July 1, 2004, for additional information regarding the pro forma financial statement impacts of the Alpart sale.

3. Management Assumptions

The unaudited pro forma consolidated statements of consolidated income (loss) and unaudited pro forma consolidated balance sheet reflect the following pro forma adjustments related to:

Statements of Consolidated Income (Loss)

•	The Company manages production from its different interests in alumina refineries as a single portfolio. For purposes of determining the Gramercy-related revenues that should be removed in the pro forma adjustments, alumina shipments to third parties have been allocated to Gramercy (versus other KACC-owned interests in alumina refineries) based on the origin of the shipment and the actual KACC contract price has been used for such shipments.

•	As more fully discussed in Note 12 of Notes to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K in the year ended December 31, 2003, the Company has historically entered into hedging transactions from time to time to limit its exposure resulting from its anticipated sales of alumina, primary aluminum and fabricated aluminum products, net of expected purchase costs for items that fluctuate with aluminum prices. Alumina sales contract prices are linked to primary aluminum market prices on a lagged basis of one month. Since the primary aluminum shipments from the Company’s interests in and related to Anglesey Aluminium Limited (“Anglesey”) have historically approximated the annual amount of fixed price fabricated aluminum product contracts, the vast majority of the Company’s hedging positions over recent years have been in respect of the primary aluminum equivalent of its alumina activities. For purposes of the pro forma statements of consolidated income (loss), the Company has assumed that approximately 75% of its derivative hedging activities in the six months ended June 30, 2004 and the year ended December 31, 2003 related to the now sold interests in and related to Gramercy, KJBC and Alpart. For the years ended December 31, 2002 and 2001, the Company estimates that the portion of the derivative hedging activities attributable to the sold alumina interests was 50%. Accordingly, the following amounts (reported for segment purposes as Commodities Marketing) have been included as pro forma adjustments to remove hedging impacts associated with sold operations:

	Six Months	Ended Year Ended December 31,
	June 30, 2004	2003	2002	2001
Sales	$.7	$5.3	$19.6	$11.5
Cost of products sold	(3.2)	(6.8)	(4.9)	(12.8)
Other income (expense)	—	—	—	19.0

Pre-tax income (loss)	$(2.5)	$(1.5)	$14.7	$17.7

The differences between the amounts in 2004 and 2003 and the amounts in 2002 and 2001 primarily relate to the Company’s interests in and related to Volta Aluminium Company Limited (“Valco”). Valco operated during 2002 and 2001 but was substantially or fully curtailed during 2004 and 2003. Additional information regarding Valco is provided in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

•	Subsequent to the sale of the Company’s interests in and related to Gramercy and KJBC, the Company’s only remaining interests in an alumina facility will be its interests in and related to Queensland Alumina Limited (“QAL”) in which the Company has very limited management and other overhead activities. As such, substantially all Bauxite and Alumina Business Unit management and other overhead activities are being eliminated. Accordingly, for purposes of the pro forma financial statements, all segment selling, administrative, research and development and general costs are included in the Business to be Disposed column. No provisions for indirect Corporate costs that may be eliminated have been included in the pro forma adjustments.

Balance Sheet

•	As more fully discussed in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004, a substantial portion of the proceeds from the sale may be used to satisfy transaction or reorganization related costs and obligations. As such, the Company has reflected the full amount of the proceeds in the accompanying pro forma consolidated balance sheets as a restricted asset. The Company has assumed that there are no post-closing adjustments to the $23.0 of gross proceeds received at closing.

•	As discussed above, the Company is retaining Gramercy-related worker compensation, pension and post-retirement medical obligations. Under the terms of the sale, the Company is also retaining Gramercy-related pre-petition environmental obligations. As such, the following Gramercy-related and business unit related liability amounts as of June 30, 2004 have remained a part of the pro forma consolidated balance sheet included herein:

Workers compensation	$1.2
Environmental	6.4
Pension benefits	37.7
Post-retirement medical benefits	59.3

$104.6

The Company expects that these obligations will be resolved as a part of its reorganization process. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004 for additional discussion of the reorganization process.

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 2.1	Purchase Agreement, dated as of May 17, 2004,*
Exhibit 99.1	Press Release dated October 6, 2004*
Exhibit 99.2	Press Release dated October 4, 2004*

*	Included with this filing. Schedules are omitted form the purchase agreement filed as Exhibit 2.1; however, the Company will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.